                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                        ------------------------------------------------------------------

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                                 January 16, 2003


                                                 NTL INCORPORATED
                          ---------------------------------------------------------------
                                (Exact Name of Registrant as Specified in Charter)


Delaware                                              001-22616                               52-1822078
(State or Other Jurisdiction of                (Commission File Number)                     (IRS Employer
Incorporation)                                                                           Identification No.)


                                  110 East 59th Street, New York, New York  10022
                               (Address of Principal Executive Offices)  (Zip Code)

                        Registrant's Telephone Number, including area code: (212) 906-8440


                 --------------------------------------------------------------------------------
                           (Former Name or Former Address, if Changed Since Last Report)




Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press release issued January 16, 2003

99.2 Order of the United States Bankruptcy Court for the Southern District of New York, dated January 16, 2003

Item 9.  Regulation FD Disclosure.

         NTL Incorporated ("NTL" or the "Company") announced on the morning of January 16, 2003 (the "Announcement") that following a hearing held on the evening of January 15, 2003, US Bankruptcy Judge Alan Gropper has scheduled a hearing for January 28, 2003 to further consider issues related to the settlement of the when issued trading in the Company's stock (NTIWV). At the time of the Announcement, the final order of the United States Bankruptcy Court for the Southern District of New York (the "Final Order") had not yet been signed by the judge, but contrary to a media report, NTL clearly understood that the Court did not intend to consider the possibility of revocation of the confirmed Reorganization Plan or the possibility of changing the Company's capitalization. The proposed order addressed only issues concerning the settlement of trades in the former when issued market in NTL common stock that was extant from September 6 to January 10, 2003. The Announcement is attached as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety.

         Shortly after the Announcement was issued, the Final Order was entered with the United States Bankruptcy Court for the Southern District of New York. As the Announcement indicated, the Final Order does not consider the possibility of revocation of the confirmed Reorganization Plan or the possibility of changing the Company's capitalization. The Final Order is attached as Exhibit 99.2 hereto and is incorporated by reference herein in its entirety.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NTL INCORPORATED
                                (Registrant)

                                By: /s/ Richard J. Lubasch
                                    --------------------------------------------
                                    Name:  Richard J. Lubasch
                                    Title: Executive Vice President,
                                           General Counsel and Secretary


Date:  January 16, 2003



                                 EXHIBIT INDEX

Exhibit

99.1     Press release issued January 16, 2003

99.2 Order of the United States Bankruptcy Court for the Southern District of New York, dated January 16, 2003



                                                                    Exhibit 99.1

[NTL Logo]

                                           NTL Comments on Court Hearing


NEW YORK and LONDON, January 16, 2003 - NTL Incorporated (NASDAQ: NTLI) today reported that following a hearing held yesterday evening, US Bankruptcy Judge Alan Gropper has scheduled a hearing for January 28, 2003 to further consider issues related to the settlement of the when issued trading in NTL stock (NTIWV).

Although the final order has not yet been signed by the judge, contrary to a media report, NTL clearly understands that the Court does not intend to consider the possibility of revocation of the confirmed Reorganization Plan or the possibility of changing the Company's capitalization. The proposed order addresses only issues concerning the settlement of trades in the former when issued market in NTL common stock that was extant from September 6 to January 10, 2003.

NTL emerged from bankruptcy protection on Friday January 10, 2003, and issued 50,500,969 shares of new common stock. Four hundred million shares of common stock were authorized. The Company's common stock (CUSIP 62940M104) and Series A warrants (CUSIP 62940M138) have begun to trade on NASDAQ commencing Monday, January 13, 2003 under the symbols of NTLI and NTLIW, respectively. Shares of common stock of Old NTL, which previously traded under the symbol NTLDQ, have been cancelled.

                                    -Ends-

For more information on NTL Incorporated (formerly known as NTL Communications Corp.) contact:

In the US:
Analysts, Debt and Equity Holders:
Bret Richter, Senior Vice President Corporate Finance and Development Tamar Gerber, Director - Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com

Media:
Steve Lipin - The Brunswick Group
Tel: +1 212 333 3810

In the UK:
Analysts, Debt and Equity Holders:
Virginia Ramsden, +44 (0)20 7746 6826, or via e-mail at investorrelations@ntl.com

Media:
Alison Kirkwood, +44 (0)1256 752 662 / (0)7788 186154
Justine Parrish, +44 (0) 207 746 4096 / (0)7966 421 991


                                                                    Exhibit 99.2



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
_________________________________________x
                                            :
In re:                                      :        CHAPTER 11
                                            :
NTL INCORPORATED, et al.                    :        Case No.  02-41316 (ALG)
                                            :
                                            :
                                    Debtors.:
_________________________________________x

                                     ORDER

         Upon the Emergency Motion (the "Motion") of Maxcor Financial Inc., Owl Creek Asset Management, L.P., JMB Capital Partners L.P., Highbridge/Zwirn Capital Management, LLC, and Salomon Brothers Holding Company (the "Movants") pursuant to Section 105(a) of the Bankruptcy Code and Rule 9024 of the Federal Rules of Bankruptcy Procedure for (i) Clarification of this Court's Order of November 20, 2002 (the "November 20 Order") authorizing modifications to the above captioned Reorganized Debtors' confirmed Second Amended Joint Plan of Reorganization (the "Plan"), and (ii) modification of the terms of certain "when-issued" trades of the securities issued pursuant to the Plan; and sufficient cause appearing therefor, it is hereby:

         ORDERED that a hearing (the "Hearing") shall be held on January 28, 2003 at 11:30 a.m. on the Motion and the requested clarification of the November 20 Order, to the effect that the modification of the Plan, as authorized by the November 20 Order, to effectuate a reverse stock split of the New NTL Common Stock (as defined in the Plan) shall provide for a proportionate adjustment to any trades of the New NTL Common Stock on the "when-issued" market that were made or contemplated from the date of confirmation of the Plan (the "Confirmation Date") through and including the effective date of the reverse stock split; and it is further

         ORDERED that pending the hearing and determination of the Motion, based on the Reorganized Debtors' election to implement a one for four reverse stock split on or about December 30, 2002, as reflected in the modified Second Amended Plan filed on January 10, 2003 (the "Modified Plan"), any given seller of New NTL Common Stock (as defined in the Plan) on the "when-issued" market (each trade hereinafter a "Transaction") may, in its discretion, settle the Transaction to which it is a party, and the buyer in that Transaction is required to accept such settlement, on the basis that would exist if such trades were amended and modified by (i) reducing the number of shares traded in each such Transaction to 25% of the number of shares originally traded in such Transaction, and (ii) by increasing the new per share price to 400% of the per share price of the original Transaction so that the total consideration in the Transaction remains the same; and it is further

         ORDERED that from and after the date and time that this Order is entered, all parties to Transactions to be settled in accordance with the prior paragraph, and broker-dealers and custodians (other than registered clearing agencies and OMGEO) clearing and settling Transactions, shall enter appropriate instructions to the appropriate entity, including but not limited to clearing broker-dealers or custodians or others, and make all appropriate entries in their books and records and take all other actions reasonably necessary to enter additional transactions that will offset deliveries made in respect of such Transactions in excess of those necessary to effectuate the intended settlement, provided that all affected entities shall reserve any and all rights to object thereto at the Hearing and seek damages or other relief in connection therewith, further provided, and notwithstanding anything in this or the preceding paragraph, as between National Securities Clearing Corporation ("NSCC") and its members, all transactions due to settle on January 16, 2003 and thereafter, shall proceed in accordance with the rules and procedures of NSCC, and all entities that settle on that basis may also appear at the Hearing, be heard and seek damages or other relief; and it is further

         ORDERED that as soon as practical but in any event no later than January 21, 2003, the Reorganized Debtors shall (a) serve a copy of this Order via overnight courier (or in respect of clause (iv) below, by electronic means) upon (i) the United States Trustee for the Southern District of New York; (ii) the Nasdaq Stock Market, Inc., and the National Association of Securities Dealers; (iii) all parties who filed notices of appearance in these cases; and (iv) all entities which are members of NSCC; (b) post a copy of this Order through Bloomberg or a similar news-wire service; and (c) publish a copy of this Order in The Wall Street Journal (National Edition); and it is further

         ORDERED that any objections to the relief sought in the Motion or granted herein shall be filed on or before January 23, 2003 at 5:00 p.m. and served so as to be received by hand delivery, telecopy or e-mail by the same time by (i) Kenneth H. Eckstein, Esq., Kramer, Levin, Natfalis & Frankel, 919 Third Avenue, New York, New York 10022, counsel for the movants, and (ii) Kayalyn A. Marafioti, Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036-6522, counsel for the Reorganized Debtors NTL Incorporated, et al; and it is further

         ORDERED that responses, if any, shall be filed on or before January 27, 2003 at 12:00 noon and served so as to be received by hand delivery, telecopy or e-mail by the same time by (i) Kayalyn A. Marafioti, Esq., Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036-6522, counsel for the Reorganized Debtors NTL Incorporated, et al., and (ii) any parties who filed objections to this order; and it is further

         ORDERED that any party affected hereby may seek emergency relief from the terms hereof, for cause shown.


Dated:   New York, New York
         January 16, 2003


                                   /s/ Allan L. Gropper
                                   ---------------------------------------------
                                   Honorable Allan L. Gropper
                                   United States Bankruptcy Judge